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                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                                   SECTION 906
                                     OF THE
                           SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Quest Resource Corporation (the "Company") on Form 10-QSB filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, in the capacities and on the date indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

        (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  April 14, 2003
                          /s/ Jerry Cash
                          ---------------------------------------------------
                          Jerry Cash,
                          Co-chief executive officer and chief financial officer of Quest Resource Corporation

                          /s/ Douglas Lamb
                          ----------------------------------------
                          Douglas Lamb,
                          President and Co-chief executive officer
                          of Quest Resource Corporation


A signed original of this written statement required by Section 906 has been provided to Quest Resource Corporation and will be retained by Quest Resource Corporation and furnished to the Securities and Exchange Commission or its staff upon request.